COUNTY  SANITATION  DISTRICTS
                               OF ORANGE COUNTY
                                 P.O. Box 8127
                    Fountain Valley, California 92728-8127
                                (714) 962-2411
                              FAX (714) 965-0728


VENDOR  NO:    W11910
WILSON  TECHNOLOGIES,  INC.

12118  SOUTH  BLOOMFIELD
SANTA  FE  SPRINGS,  CA  90670
------------------------------


FOB            SHIPPING  POINT
DESTINATION    PREPAY  &  CHARGE  FREIGHT

    Include Prepaid Freight Bill with Invoice
    -----------------------------------------
    Districts cannot Accept Collect Shipments
    -----------------------------------------

RECEIVING 10844  ELLIS  AVE.    WILL
FOUNTAIN  VALLEY  92708-7018    CALL

RECEIVING  22212 BROOKHURST
HUNTINGTON  BEACH 92646         OTHER

DELIVERY  DATE
                3/08/97
310-929-6789

BOARDS          MO  1/24/96  ITM  11B6B
AUTHORITY
---------



PURCHASE  ORDER                   80057
--------------------------
DEPARTMENT  REQUISITION  NO:      89971
---------------------------------------
BUYER  K  YAROSH    DATE  11/07/96    BY  M
 CONFIRMING                  NON-CONFIRMING

CHANGE ORDER NO           DATE
                         CHANGE
                         ------
ORIG.                  PREVIOUS
AMOUNT                CHANGE(S)
------                ---------
THIS                  ADJUSTED
CHANGE                 TOTALS
------                 ------


                        NOTE:  MATERIAL SAFETY DATA SHEETS REQUIRED FOR HAZARDOUS MATERIAL


ITEM  FUND  ORG  ACCOUNT  W.O./SCSDOC STK  W.E.  QUAN  UOM  PRICE  EXTENSION              DESCRIPTION
----  ----  ---  -------  ---------------  ----  ----  ---  -----  ---------  ------------------------------------
----

   1                                                                 233,406  PURCHASE OF CNG FUELING STATION
                                                                              EQUIPMENT, SPECIFICATION NO. E-266,
                                                            TAX    18,088.97  (FOR CNG COMPRESSOR SKID PACKAGE
                                                                              ONLY) PURSUANT TO ALL TERMS AND
                                                                              CONDITIONS OF THE PRUCASE CONTRACT
                                                                              DATED, APRIL 25, 1996, AND IN
                                                                              ACCORDANCE WITH MINUTE ORDER 1/24/96
                                                                              AUTHORIZING GM TO AWARD

   2                                                                          9104, 3720, 620702, 53720000

   3                                                                          NOT TO EXCEED $251,494.97

   4                                                                          COORDINATE WITH JOHN FALKENSTEIN
                                                                              EXT 5141
   5
                                                                              P1-51A, SPEC NO 3-266, MO 1/24/96
   6
                                                                              DETTLE 5069

IMPORTANT NOTICE TO VENDOR                       TAXABLE SUBTOTAL
--------------------------
1. THIS ORDER IS SUBJECT TO CALIRONIA SALES AND USE TAX SALES TAX
              --
2. THIS AGENCY IS EXEMPT FROM ALL FEDERAL TAXES,  INDICATE  EXCLUSION
                              ---
3. INVOICES MUST BE SUMITTED TO PROMPTLY AND IN DUPLICATE.  TOTAL PURCHASE  $251,494.97
                                                ---------   ==============  ===========
4. NOTE ABOVE IDENTIFICATION AND SHIPPING INSTRUCTIONS.               AUTHORIZED  SIGNATURE
   PRICES STATED HEREON ARE CONSIDERED FIRM. ANY CHANGES FROM PRICE   =====================
   SHOWN MUST BE APPROVED BY THE DISTRICTS PRIOR TO SHIPMENT


                                    VENDOR
                                                   DATA CONTROL NO.     89326